Creating the Foundation for the Leading 21 Century Competitive Energy Provider NRG Energy Exhibit 99.2 st

Safe Harbor
In addition to historical information, the information presented in this communication includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act. These statements involve estimates, expectations, projections, goals, assumptions, known and unknown risks and uncertainties and can typically be identified by terminology such as “may,”
“will,” “should,” “could,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “expect,” “intend,” “seek,” “plan,” “think,”
“anticipate,” “estimate,” “predict,” “target,” “potential” or “continue” or the negative of these terms or other comparable terminology.  Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the proposed transaction between
NRG and GenOn, each party’s and the combined company’s future revenues, income, indebtedness, capital structure, plans, expectations, objectives, projected financial performance and/or business results and other future events, each party’s views of economic and market conditions, and the expected timing of the completion of the proposed transaction.
Forward-looking statements are not a guarantee of future performance and actual events or results may differ materially from any forward-
looking statement as result of various risks and uncertainties, including, but not limited to, those relating to: the ability to satisfy the conditions to the proposed transaction between NRG and GenOn, the ability to successfully complete the proposed transaction (including any financing arrangements in connection therewith) in accordance with its terms and in accordance with expected schedule, the ability to obtain stockholder, antitrust, regulatory or other approvals for the proposed transaction, or an inability to obtain them on the terms proposed or on the anticipated schedule, diversion of management attention on transaction-related issues, impact of the transaction on relationships with customers, suppliers and employees, the ability to finance the combined business post-closing and the terms on which such financing may be available, the financial performance of the combined company following completion of the proposed transaction, the ability to successfully integrate the businesses of NRG and GenOn, the ability to realize anticipated benefits of the proposed transaction (including expected cost savings and other synergies) or the risk that anticipated benefits may take longer to realize than expected, legislative, regulatory and/or market developments, the outcome of pending or threatened lawsuits, regulatory or tax proceedings or investigations, the effects of competition or regulatory intervention, financial and economic market conditions, access to capital, the timing and extent of changes in law and regulation (including environmental), commodity prices, prevailing demand and market prices for electricity, capacity, fuel and emissions allowances, weather conditions, operational constraints or outages, fuel supply or transmission issues, hedging ineffectiveness.
Additional information concerning other risk factors is contained in NRG's and GenOn's most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings.
Many of these risks, uncertainties and assumptions are beyond NRG's or GenOn's ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made, and neither NRG nor GenOn undertakes any obligation to update publicly or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this communication. All subsequent written and oral forward-looking statements concerning NRG, GenOn, the proposed transaction, the combined company or other matters and attributable to NRG or GenOn or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.
Forward Looking Statements

Safe Harbor Continued
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  The proposed business combination transaction between NRG and GenOn will be submitted to the respective stockholders of NRG and GenOn for their consideration.  NRG will file with the Securities and
Exchange Commission (“SEC”) a registration statement on Form S-4 that will include a joint proxy statement of NRG and GenOn that also constitutes a prospectus of NRG.  NRG and GenOn will mail the joint proxy statement/prospectus to their respective stockholders.  NRG and
GenOn also plan to file other documents with the SEC regarding the proposed transaction. This communication is not a substitute for any prospectus, proxy statement or any other document which NRG or GenOn may file with the SEC in connection with the proposed transaction.
INVESTORS AND SECURITY HOLDERS OF GENON AND NRG ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY
OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE
BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.  Investors and stockholders will be able to obtain free copies of the joint proxy statement/prospectus and other documents containing important information about NRG and GenOn, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov.  NRG and GenOn make available free of charge at www.nrgenergy.com and www.genon.com, respectively (in the “Investor Relations” section), copies of materials they file with, or furnish to, the SEC. attributable to NRG or GenOn or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.
NRG, GenOn, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of GenOn and NRG in connection with the proposed transaction.  Information about the directors and executive officers of NRG is set forth in its proxy statement for its 2012 annual meeting of stockholders, which was filed with the SEC on March 12, 2012.
Information about the directors and executive officers of GenOn is set forth in its proxy statement for its 2012 annual meeting of stockholders, which was filed with the SEC on March 30, 2012.  These documents can be obtained free of charge from the sources indicated above.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.
Additional Information And Where To Find It
Participants In the Merger Solicitation

Transaction Overview and NRG
Strategic Update
D. Crane
Transaction Rationale and GenOn
Update
E. Muller
Transaction Benefits A. Cleary
Financial Summary K. Andrews
Closing Remarks and Q&A D. Crane, E. Muller
Agenda

Executive Summary
$300 MM
Annual Free Cash Flow Benefits from the Combination
$200 MM
Annual EBITDA From Cost and Operational Efficiency Synergies
Significant EBITDA and Free Cash Flow per Share Accretion by 2014 :
Initiating Pro Forma Guidance :
A Value Creating Event for All Stakeholders
2013 2014
Consolidated Adjusted EBITDA: ~$2,535-2,735 ~$2,630-2,830
~$825-1,025 ~$845-1,045
1 Per share figures based on midpoint of NRG and Pro Forma guidance ranges. Assumes 227.8 MM shares currently outstanding and 321.7 MM pro forma shares outstanding
2 Assumes transaction closing on January 2, 2013, $150 MM of synergies in 2013, and $200 MM in 2014
($MM)
7%
12%
EBITDA FCF, before growth
investments
¹
²
FCF, before growth investments:

Key Transaction Terms
Consideration
100% Stock, fixed exchange ratio
GenOn shareholders will receive 0.1216 shares of NRG in exchange for each share of
GenOn
20.6% premium based on closing prices at close of business on July 20, 2012
Pro Forma
Ownership
71% NRG shareholders
29% GenOn shareholders
Governance Directors – 12 from NRG, 4 from GenOn
Howard Cosgrove (Chairman)
Edward R. Muller (Vice-Chairman)
Timing &
Approvals
Expected to close by Q1 2013
Shareholder approvals for NRG and GenOn expected Q4 2012
Regulatory approvals include FERC, antitrust, New York and Texas Public
Utilities Commission
No debt holder consents or amendments required
Dual
Headquarters
Commercial/Financial: Princeton, NJ
Operational: Houston, TX
Company Name
NRG Energy
Retail Brands:
Management
David Crane – President and Chief Executive Officer
Kirk Andrews – Chief Financial Officer
Mauricio Gutierrez – Chief Operating Officer
Anne Cleary – Chief Integration Officer
NRG
Reliant
Green Mountain

Expanding and Strengthening the Base Enables NRG
to Grow Across Its Competitive Energy Business Model
The Strategic Benefits of the Combination
- Retail -
- Wholesale -
- Clean -
Energy
– Wholesale –
Multi-market, multi -fuel,
economic generation across the
merit order, scale conventional
power generation company
- Retail -
Multi-market,
multi-brand competitive
retail energy providers
with distinct value
propositions
- Clean -
Energy
EV
Charging
Smart
Metering
Distributed
Solar

OK
AR
MS
TX
LA

VT
NH
WI
MI
NY
MA
RI
CT
NJ
PA
OH
IL
IN
MD
DE
WV
VA

Enabling NRG’s Retail Growth Platform
Eastern Markets
(TWh)
ERCOT Market
(TWh)
NRG Generation GenOn
A Foundation to Duplicate NRG’s
Successful Texas-based Integrated Model
NRG Plants
GenOn Plants
NRG Plants
GenOn Plants
States served by NRG retail
Source: Company filings; NRG and GEN capacity as of June 30, 2012, generation based on 2011 TWhs
1 Includes co-op and contracted loads
2
Includes full year Energy Plus volumes
3
Potential generation based on nameplate capacity at 85% availability factor
NRG potential
generation in TX w/
existing capacity³
Potential load
assuming 20%
net length
(TWh basis)
NRG Retail Load
Pro Forma potential
generation in East w/
existing capacity³
Potential load
assuming 20%
net length
(TWh basis)
Pro Forma East
23 GW capacity
3 TWh 2011
competitive retail
load
2
Pro Forma Gulf Coast
16 GW capacity
55 TWh 2011
competitive retail load
in ERCOT; contract
and co-op loads
States Served by NRG retail
1
46
55
80
67
0
50
100
150
200
2011 Generation 2011 Load
34
7
3
174
144
0
50
100
150
200
2011 Generation 2011 Load

~$3 BN invested through 2011:

133
93
85
CO_2 emissions (MM tons/year)
2002
2011
2015 Pro Forma Estimates
722
257
148
SO_2 emissions (000 tons/year)
2002
2011
2015 Pro Forma Estimates
205
75
59
NO_x emissions (000 tons/year)
2002
2011
2015 Pro Forma Estimates

NRG SOLAR

an NRG Energy Company

Green Mountain Energy

eVgo

eVgo

nrg

GenOn

The Combined Company Expects to Build on NRG’s Leadership in the
Clean Energy Economy on the Strength of its Greening Conventional Portfolio
Greening Conventional; Clean Renewables
Clean Energy Leadership
Continuous Improvement in
Environmental Performance
Source: EPA and companies’ estimates. Includes domestic units reporting through the EPA Acid Rain program
1 Excludes NRG International and Thermal assets.   2015 emissions estimates based on 2011 unit emissions adjusted for controls and retirements
2 Net MWs AC
772 MW
(utility scale) by 2014
~80% reduction
in SO  emissions
Alpine
Avenal
Blythe
CVSR
Ivanpah
Agua Caliente
Avra
Valley
Roadrunner
California
Arizona
New Mexico
Utility Scale Solar
Distributed Solar
NRG Wind: 450 MW
~70% reduction
in NO
x
emissions
NRG              GEN
~35% reduction
in CO  emissions
2
2
2
1

2012 On Track
NRG Update
Delivering on
Financial
Performance
Q2 2012 EBITDA ~$530 million (YTD ~$830 million)
Reaffirming 2012 Full Year Guidance:
Consolidated Adjusted EBITDA: $1,825-$2,000 million
FCF before growth investments: $800-$1,000 million
Delivering on
Capital
Allocation
Objectives
First ever quarterly dividend payment of $0.09/share ($0.36/share annually)
Record Date: August 1, 2012
Payable Date: August 15, 2012
Implied dividend yield of ~2.0%
1
Payout ratio: ~9% of FCF before growth investments
2
Sale of Schkopau resulting in $174 million in net proceeds and expansion of the RP basket
2
nd
Quarter
Results
Announcing full results on August 8, 2012
1 Based on NRG stock price as of July 20, 2012
2 Payout ratio based on the midpoint of 2012 FCF before growth investments guidance

10 Transaction Rationale and GenOn Updates

Transaction Rationale
Combination efficiencies are a key driver of shareholder value in our sector
A multi-region, multi-fuel portfolio that will be better positioned to compete throughout the commodity cycle
Real, measurable, and actionable cost synergies of $175 million per year plus $25 million in annual operational efficiency
synergies achievable within first full year of combined operations
Total transaction free cash flow benefits of $300 million per year to be realized from cost and operational efficiency synergies as well as balance sheet efficiencies
Greater scale enhances combined company’s ability to revitalize its generation fleet and optimize portfolio value

(GW)
Source: SNL, company filings as of YE 2011 filings; NRG and GEN capacity as of June 30, 2012.  Excludes NRG International, NRG Thermal, and NRG and GEN projects under construction
Largest Owner of Competitive Generation
47
38
28
24
23
15
14
13
12
12
11
10
9
0
5
10
15
20
25
30
35
40
45
50
NRG/GEN EXC CPN NRG GEN NEE EFH PSEG GDF DYN PPL EIX AES
Top U.S. Companies By Competitive Generation Capacity
The Largest Competitive Power Generation
Company in the US

MA
MD
MT
FL
NM
TX
OK
KS
NE
SD
ND
WY
CO
UT
ID
AZ
NV
WA
CA
OR
KY
NY
MI
NH
CT
VA
WV
OH
IN
IL
NC
TN
SC
AL
AR
LA
MO
IA
MN
WI
GA
MS
VT
NJ
DE
ME
RI
MA
MD
PA
Enhanced Generation, Fuel and Revenue Diversity
The Combined Company Becomes a Truly Diversified
Competitive Power Generation Company
West
Total (Pro Forma)
East
Gulf Coast
Pro Forma Pro Forma
16 GW; 64 TWh
23 GW; 40 TWh
Pro Forma
8 GW; 0.8 TWh
47 GW; 105 TWh
Note: Totals may not sum to 100 due to rounding
Source: Company filings; NRG and GEN capacity as of June 30, 2012, generation based on 2011 TWhs
Excludes NRG International, NRG Thermal, and NRG and GEN projects under construction
GWs by Region GWs by Fuel Type
Power Plants
NRG
GenOn
Coal,
38%
Oil/Gas,
62%
East, 49%
Gulf
Coast,
35%
West,
16%
Coal, 31%
Nuclear,
3%
Solar,
Wind, 1%
Oil/Gas,
66%
Solar,
2%
Oil/Gas,
98%
Coal, 35%
Nuclear,
7%
Wind, 3%
Oil/Gas,
55%

Substantial Transaction Benefits
Total Annual Free Cash Flow Benefits of
$300 MM, Including $200 MM of EBITDA
Significant Opportunities Across the
Combined Company
Cost
Create an integrated “best in
class” organization by aligning
key cost functions, including:
Personnel Synergies
IT Systems
Facilities
Fees / Services
Insurance
Other
Operational
$175 MM/year $25 MM/year
$100 MM/year
Synergies Balance Sheet Efficiencies
Operational improvement and
efficiencies across the
combined fleet, driven by the
application of:
Create a more efficient pro
forma capital structure,
including:
Reduce leverage
Lower cash balance and
liquidity requirements
Improve cost of capital
through prudent cash
management and stronger
pro forma balance sheet
Collateral benefits

GenOn Update
1 Guidance numbers are based on forward curves as of July 9, 2012
2012 On Track
2012 Raising Adjusted EBITDA Guidance
1
to $467 million from $446 million
2013 and
2014
Raising 2013 Adjusted EBITDA Guidance
1
to $687 million from $669 million
Providing 2014 Adjusted EBITDA Guidance
1
of $730 million
2
nd
Quarter
Results
Announcing Q2 2012 results on August 9, 2012

16 Transaction Benefits

Real, Measurable and Actionable Cost Synergies
$175 MM of Annual Cost Synergies to be Fully
Realized in First Full Year of Operation
2013
1 Cost to achieve excludes advisor fees, bridge commitment fees, and other transaction-related costs; includes non-cash related expenses of approx. $14 MM
Delivering Synergy Value by YE 2013 Cost Synergies by Functional Area ($MM)
1
($100)
($50)
$0
$50
$100
$150
$200
Q1 Q2 Q3 Q4
Incremental Cost to Achieve
Cumulative Annual Synergies
Target Run Rate:
$175 MM/year
Target One Time Cost:
$155 MM
G&A Overlap
$116
Redundant
Fees/Services
$27
IT and
Facilities
$18
Other Misc.
$14

Operational Efficiency Synergies
$25 MM/year by 2014 –
a 25% Improvement to NRG’s Existing Plan
Leveraging the                 Program
Reliability, capacity and
efficiency improvements
Procurement savings
Asset optimization
($MM)
Incremental $25 MM
operational efficiency
synergies:
$30
$65
$100
$75
$125
$0
$20
$40
$60
$80
$100
$120
$140
2012 2013 2014
Pro Forma Upside 1Q12 NRG Plan

Transaction Benefit Summary
Cost Synergies
Operational Efficiency Synergies
Balance Sheet Efficiencies
$175 MM
$25 MM
$100 MM
The Pro Forma Combination Will Drive
$300 MM in Annual Transaction Benefits

20 Financial Summary

Transaction Structure
Description of Structure
GenOn will combine with and, upon closing,
become an excluded project subsidiary of
NRG (non-guarantor)
A shared services agreement between both
companies will enable the value of synergies
to be captured by the parent
Structure permitted under indentures, with
no bondholder approvals required from
either NRG or GenOn bondholders
Structure triggers a change of control put
right by holders of GenOn’s HoldCo debt
Cash on hand and $1.6 billion bridge
in place to fund if exercised
NRG
Energy,
Inc.
GenOn
(Excluded
Project
Sub)
NRG
Operating
Subs
NRG
Excluded
Project
Subs
GenOn
Operating
Subs
GenOn
Excluded
Project
Subs
Shared
Services
Agreement
Transaction Structure Provides Maximum Flexibility

NRG
Pro Forma
NRG
Pro Forma

NRG
Pro Forma
NRG
Pro Forma

nrg
GenOn

1
2
3
4
2013 2014
NRG $650-$850 $500-$700
GenOn¹
(75) 43
Synergies 150 200
Balance Sheet
Efficiencies
100 100
Pro Forma ~$825-$1,025 ~$845-$1,045
(141) -
Significant Accretion to Key Metrics
EBITDA ($MM) Free Cash Flow Before Growth
¹
($MM)
EBITDA per Share
4
FCF Before Growth per Share
4
2013
2014
2013 2014
2013 2014
NRG $1,700-$1,900 $1,700-$1,900
GenOn ² 687 730
Synergies 150 200
Balance Sheet
Efficiencies
N/A N/A
Pro Forma ~$2,535-$2,735 ~$2,630-$2,830
One-time Costs ³
$7.90
$8.49
$2.63
$2.94
Transition Year
$7.90
$8.19
$3.29
$2.88
Transition Year
Including
one-time
costs
Significantly Accretive to EBITDA and
Free Cash Flow before Growth in First Full Year of Operations
7% Accretion
12% Accretion
Assumes transaction closes on Jan 1 2013 and synergies are fully realized by 2014;
Based on forward curves as of July 9, 2012
Excludes $14 MM non-cash related expenses.  Also excludes advisor fees, bridge commitment fees, and other transaction-related costs
Per share figures based on midpoint of NRG and Pro Forma guidance ranges. Assumes 227.8 MM shares currently outstanding and 321.7 MM pro forma shares outstanding

Balance Sheet Efficiencies
Reduced Leverage of At Least $1 Billion and Other
Collateral Synergies Drives Approximately $100 MM of
Annual Incremental Cash Flow Benefits
1
Debt excludes discounts/premiums from balances
2
Assumes that no debt is put and $1.6 Bn bridge is not utilized
3
Debt subject to change of control puts, that if exercised will be repurchased
4
Present value of remaining lease payments is $903 million and $458 million, respectively
As of March 31, 2012
Exchange and Debt
Paydown
March 31, 2012
NRG GEN ProForma
Cash and cash equivalents
$1,014 $1,693 ($1,000) $1,707
Restricted cash
217 12 - 229
Total cash:
1,231 1,705 (1,000) 1,936
Recourse debt:
Term loan facility
1,588 - - 1,588
Unsecured Notes
6,090 - - 6,090
Tax Exempt Bonds
273 - - 273
Recourse subtotal
7,951 - - 7,951
Non-Recourse debt:
Solar non-recourse debt
1,561 - - 1,561
Term Loan Facility
- 690 (690) -
Unsecured Notes
- 2,525 - 2,525
GenOn Americas Generation Notes
- 850 - 850
Conventional non-recourse debt
636 170 - 806
GMA/REMA Operating Leases
- - - -
Non-Recourse subtotal
2,197 4,235 (690) 5,742
To Be Determined
(310) (310)
Total Debt
$10,148 $4,235 ($1,000) $13,383
4
3
1
1
2
$ in millions

Immediately Accretive to Target Credit Metrics
Transaction Structure Meaningfully Improves Target
Prudent Balance Sheet Management Metrics
1 NRG results assume the midpoint of guidance
2 Net debt assumed for GenOn is based on balances as of March 31, 2012. Pro Forma metrics reflects impact of transaction benefits
Credit Ratings NRG GenOn
S&P Moody's S&P Moody's
First Lien Debt BB+ Baa3 B+ B1
Unsecured Debt BB- B1 B- B3
Corporate (Outlook) BB- Negative Ba3 Negative B- Stable B2 Negative
Credit Statistics NRG Stand Alone Long Term NRG Pro Forma
2013 2014 Target 2013 2014
Net Debt/Total Capital 54.1% 53.1% 45% - 60% 55.1% 54.4%
Corporate Debt/
Corporate EBITDA 4.8x 4.6x
4.25x
4.4x 4.1x
Corporate FFO/
Corporate Debt 13.3% 13.9% > 18% 15.2% 16.4%
2
1

Liquidity Surplus
Currently, the available combined
liquidity meaningfully surpasses needs
Surplus liquidity permits:
At least $1 billion debt reduction
Elimination of GenOn credit facility
($788 million)
Combined with other collateral
efficiencies, $100 million annual free
cash flow benefits
$2.8 billion pro forma liquidity more
than sufficient to support the combined
business
Minimum cash balance will be
maintained at $900 million
Liquidity Improvement
As of March 31, 2012
$ in millions NRG GEN
Debt Pay
down /
Retirement Pro Forma
Cash and Cash Equivalents $1,014 $1,693 ($1,000) $1,707
Restricted/Reserved Cash 217 12 - 229
Total Cash 1,231 1,705 (1,000) 1,936
Revolver Availability 1,141 532
1
(788) 885
Total Current Liquidity $2,372 $2,237 ($1,788) $2,821
1 Excludes availability under Marsh Landing credit facility
Balance Sheet Efficiency and Liquidity Surplus
Delivers Annual Free Cash Flow Uplift of $100 million

26 Closing Remarks and Q&A

Transaction Benefit Summary
Cost Synergies
Operational Efficiency Synergies
Balance Sheet Efficiencies
$175 MM
$25 MM
$100 MM
The Pro Forma Combination Will Drive
$300 MM in Annual Transaction Benefits

28 Appendix

Expected Transaction Timeline
3Q2012 4Q2012 1Q2013
File Registration
Statement /
Proxy Statement
Announcement
Shareholder
Meetings
Transaction Close
Regulatory Approval Process
(Antitrust, FERC, State Agencies)
NRG
Dividend
NRG
Dividend
NRG
Dividend
Expect to Close the Transaction by the First
Quarter of 2013

3,500
3,000
2,500
2,000
1,500
1,000
500
-
2013
2014
2015
2016
2017
2018
2019
2020
2021+

Manageable Proforma Debt Maturity Profile
1 Based on preliminary analysis
2 Debt maturity schedule as of 3/31/12: Excludes Marsh Landing Project Financings
3 Does not include $310 MM of debt repayment as the company will apply the payment to the best available option
4 Includes $850 MM of GenOn Americas Generation notes in 2021 and beyond
Debt Maturity Profile (2013–2021)
1,2,3
($MM)
4
Unsecured Notes NRG Term Loan B Revolver Unsecured Notes Genon

Combined Federal NOL Tax Attributes
(assuming transaction is consummated)
As a result of the combination:
GenOn will experience an ownership change under Section 382 which further limits the utilization of its $2.6 billion in NOLs
GenOn is expected to be in a Net Unrealized Built in Loss position
(NUBIL) which further restricts the utilization of immediate tax deductions during the 5 year observable period 2013 – 2017
NRG anticipates that it will not be subject to a Section 382 limitation for its
$600 million NOL balance as a result of the combination
NRG expects to pay Alternative Minimum Tax and some state tax on taxable income over the next four years
Any incremental NOLs generated post closing of the combination will be unrestricted

Transaction Detail
Sources and Uses
Sources ($MM) Uses ($MM)
NRG Equity Issuance $1,694 Equity Purchase Price $1,694
Debt Assumed 3,235 Debt Assumed 3,235
Cash 1,060 Repayment of GenOn TLB 690
310
Transaction Costs
2
60
Total Sources Of Funds $5,989 Total Uses Of Funds $5,989
Pro Forma Ownership
Exchange Ratio 0.1216
Implied Premium 20.6%
Shares Owned:
NRG 227.8
GenOn 93.8
Total Shares 321.67
% of Combined Company Owned:
NRG 71%
GenOn 29%
Total 100%
1
Pro Forma based on 7/18/2012 share balances and share prices as of 7/20/2012
2
Expected transaction costs at closing
Repayment of Debt – TBD
1